Exhibit 10.4

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISPOSITION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrants to Purchase Shares
of
BIOLINE RX LTD.

Number of American Depositary Shares:	957,549

Date of Issuance:  October 2, 2018 (“Issuance Date”)

This certifies that, for value received, KREOS CAPITAL V (EXPERT FUND) L.P. or its permitted assigns (the “Holder”) is entitled, subject to the terms set forth herein, to purchase from BIOLINE RX LTD., an Israeli company (the “Company”), the number of Warrant ADS’s (as defined below) specified herein, upon: (a) surrender of this Warrant; (b) delivery of a either (i) Notice of Exercise or (ii) Notice of Cashless Exercise, as applicable, each, substantially in the form annexed hereto, duly completed and executed on behalf of the Holder; and (c) either (i) simultaneous payment therefor of the Exercise Price as set forth in Section 4 below in the event of exercise under Section 6.1(b), (ii) a calculation of the number of Warrant ADS’s to be issued in the event of a cashless exercise provided for in Section 6.1(c). The number and Exercise Price of Warrant ADS’s are subject to adjustment as provided below.

This Warrant is issued in connection with that certain Agreement for the Provision of a Loan Facility of up to US$10,000,000, dated as of October 2, 2018 (the “Loan Agreement”). Any term not defined herein, shall have the meaning ascribed to it in the Loan Agreement.

1.	Term of Warrant

 Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time during the term commencing on the date hereof and ending at the earliest of: (i) 16:00 Israel time on October 2, 2028 (the tenth anniversary of the date hereof); or (ii) immediately prior to the consummation of a merger, consolidation, or reorganization of the Company with or into, or the sale or license of all or substantially all the assets or shares of the Company to, any other entity or person, other than a wholly-owned subsidiary of the Company, excluding any transaction in which shareholders of the Company prior to the transaction will hold more than fifty percent (50%) of the voting and economic rights of the surviving entity after the transaction, other than an equity financing transaction (an “M&A Transaction”) (the “Term”), and shall be void thereafter; provided, that the Company shall notify the Holder in writing at least 14 days prior to the end of the Term and provide to the Holder such information relevant thereto as the Holder may reasonably request during such 14 day period for the purpose of making a determination with regard to the exercise of the Warrant hereunder. If the Company fails to provide the aforementioned notice of expiration, then the Term shall be extended until 14 days after actual notice is provided. Notwithstanding the above, unless this Warrant is exercised before the tenth anniversary of the date hereof, then upon such date, this Warrant shall be deemed to be automatically exercised in full into Warrant ADS’s by way of Cashless Exercise without any notice requirement on the part of the Holder.

2.	Warrant ADS’s

The shares issuable to the Holder upon exercise of this Warrant (or any part thereof) (the “Warrant ADS’s”) shall be the Company’s American Depositary Shares (“ADS’s”). For purposes of clarification, each ADS represents one ordinary share, par value NIS 0.10 per share (the “Ordinary Shares”), of the Company.

It is agreed that the Warrant ADS’s issuable upon exercise of this Warrant shall upon their issuance bear identical financial rights and obligations as the other Warrant ADS’s issued by the Company from time to time.

3.	Warrant Amount

The term “Warrant Amount” shall mean US$900,000.

4.	Exercise Price

The exercise price per Warrant Share (the “Exercise Price”) at which this Warrant may be exercised shall be US$0.9399 (subject to adjustment as set forth in this Warrant).

5.	Number of Warrant ADS’s Available for Purchase

This Warrant may be exercised to purchase up to such number of Warrant ADS’s determined by dividing the Warrant Amount by the Exercise Price (as adjusted from time to time pursuant to Section 14 hereof).

6.	Exercise of Warrant

6.1.	Manner of Exercise

This Warrant is exercisable by the Holder, in whole or in part, on one or more occasions, at any time and from time to time, during the Term, by the surrender of this Warrant and the applicable Notice of Exercise annexed hereto, duly completed and executed on behalf of the Holder, at the principal office of the Company.

(a)    Delivery of Securities Upon Exercise.  On or before the first (1st) Business Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by fax or email an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and The Bank of New York Mellon, the Depositary (“Depositary”) for the ADSs.  The “Share Delivery Date” shall be on the third (3rd) Business Day following the date on which the Company has received the Exercise Notice.  On the Share Delivery Date, the Company shall (X) issue and deposit with the Depositary a number of Ordinary Shares that will be represented by the number of Warrant ADSs to which the Holder is entitled in respect of that exercise, (Y) pay the fee of the Depositary for the issuance of that number of ADSs and (Z) instruct the Depositary to execute and deliver to that Holder an American Depositary Receipt (“ADR”) evidencing that number of Warrant ADSs. Subject to Israeli law limitations, the Company shall cause the ADSs to be issued in accordance with the terms of this Warrant.

(b)    Payment of Exercise Price.  Within two (2) Trading Days of the date of the Exercise Notice, the Holder shall make payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant ADSs as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or by wire transfer of immediately available funds, unless the cashless exercise procedure specified in paragraph  (c) below is specified in the applicable Exercise Notice.

(c)    Cashless Exercise.  The Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price pursuant to paragraph (b) above, elect instead to receive upon such exercise the “Net Number” of ADSs determined according to the following formula (a “Cashless Exercise”):

X = Y [(A-B)/A]
where:
X = the Net Number of Warrant ADSs to be issued to the Holder.

Y = the number of Warrant ADSs with respect to which this Warrant is being exercised.

A = the Closing Sale Price of the ADSs on the Principal Market immediately prior to (but no including) the Exercise Date.

B = the Exercise Price.

(d)    Fractional Shares.  No fractional ADSs are to be issued upon the exercise of this Warrant. If any fractional share of an ADS would, except for the provisions of the prior sentence, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Holder an amount in cash equal to the Closing Sale Price on the Principal Market of such fractional ADS on the date of exercise.  For the purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, as the case may be, then the last trade price, respectively, of such security prior to 4:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the closing bid and closing ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period. Principal Market” for the purposes of this Warrant shall mean The NASDAQ Capital Market.

(e)    Rule 144.  For purposes of Rule 144(d) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as in effect on the date hereof, it is intended that the Warrant ADSs issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant ADSs shall be deemed to have commenced as of the Issuance Date.

(f)     Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant ADSs, the Company shall promptly issue to the Holder the number of Warrant ADSs that are not disputed.

(g)    Other Limitations.  Notwithstanding anything to the contrary, any or all of the Warrants may not be exercised on the record date with respect to the distribution of bonus shares, offer by way of rights issue, distribution of dividends, consolidation of share capital, consolidation of shares, reduction or split in share capital or company split (each hereinafter referred to as a “Corporate Event”). In addition, if the ex-date with respect to a Corporate Event occurs before the record date relating to such Corporate Event, then the exercise of Warrants shall not occur on such ex-date.

6.2.	Conditional Exercise

In connection with an M&A Transaction, the exercise of this Warrant may be made conditional upon the closing of such transaction. The Company shall notify the Holder in writing at least 14 days prior to the closing of such transaction and include in such notice the material terms of such transaction, and provide the Holder with any updates and changes to the material terms thereof promptly in writing. Notwithstanding anything to the contrary herein, this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 6.1(c), without any further action on behalf of the Holder, immediately prior to an M&A Transaction.

6.3.	Result of Exercise

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, or, if exercised pursuant to Section 6.2 above, immediately prior to the closing (or consummation, as the case may be) of an M&A Transaction and the person entitled to receive the Warrant ADS’s issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date, or the closing date of such event. As promptly as practicable on or after such date and in any event within seven (7) days thereafter, at the Holder’s request, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same, a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant ADS’s for which this Warrant may then be exercised. Notwithstanding the above, the Holder shall not be permitted to exercise this Warrant in part unless such exercise is for a Warrant Amount of at least US$ 250,000 per exercise, unless the remaining part of the Warrant Amount is less than US$ 250,000.

7.	Replacement of Warrant

On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

8.	Rights of Shareholders

Subject to Section 14 of this Warrant, the Holder shall not be entitled to vote or receive dividends or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, until this Warrant or any portion hereof shall have been exercised and the Warrant ADS’s shall have been issued, as provided herein.

9.	Free Trade Date

Within 90 days of the one-year anniversary of the Issuance Date, the Company shall cause the Restricted Stock Legend (as defined below) to be removed from any remaining outstanding Registrable Shares. “Restricted Stock Legend” means a legend indicating the restricted status of the Registrable Shares under Rule 144.

10.	Registration Rights.

10.1.	Company’s Obligations With Respect to Registration. The Company shall:

(i)           no later than sixty (60) days after the Issue Date (the “Filing Date”) prepare and file with the SEC a registration statement (the “Registration Statement”) on Form F-3 or any successor form to enable the resale by the Holder, from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 as amended (the “Securities Act”), of the Warrant ADS’s and any Ordinary Shares issued as a distribution to the Holder with respect to or in exchange for or in replacement for any of such Warrant ADS’s (the “Registrable Shares”);

(ii)          use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as reasonably practicable after it is filed by the Company with the SEC;

(iii)         prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming part thereof as may be necessary to keep the Registration Statement current and effective until the earlier of (i) the Maturity Date, (ii) the date on which no Registrable Shares are outstanding and (iii) the date on which the Registrable Shares are eligible to be sold pursuant to Rule 144 under the Securities Act (the “Registration Rights Termination Date”);

(iv)         furnish to the Holder a number of copies of the Registration Statement covering such Registrable Shares, and any prospectus, preliminary prospectuses and prospectus supplements in conformity with the requirements of the Securities Act and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Holder;

(v)          use commercially reasonable efforts to ensure that the Registrable Shares are listed for quotation on the Nasdaq Capital Market as soon as practicable after their issuance;

(vi)         use commercially reasonable efforts to register or qualify or cooperate with the Holder in connection with the registration or qualification of the Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as the Holder reasonably requests in writing and to keep such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective pursuant to Section 10.1(iii) above, and to do all other acts or things reasonably necessary or advisable to enable the disposition in such distributions of the securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section;

(vii)        notify the Holder, promptly after it receives notice thereof, of the time when the Registration Statement has been declared effective or a supplement to any prospectus forming a part of the Registration Statement has been filed;

(viii)       after the Registration Statement becomes effective, notify the Holder of any request by the SEC to amend or supplement such Registration Statement or prospectus; and

(ix)          use commercially reasonable efforts to take any other action reasonably necessary to effect the registration and resale of the Registrable Shares in accordance with Section 10.1.

10.2.	Sales of Registrable Shares under the Registration Statement.

(i)           The Holder may sell the Registrable Shares under the Registration Statement as long as, to the extent required by law, it arranges for delivery of a current prospectus and, if applicable, prospectus supplement or report, to the transferee of such Registrable Shares.

(ii)          In the event of a sale of any Registrable Shares by the Holder under the Registration Statement, the Holder shall deliver to the Company’s transfer agent, with a copy to the Company, a certificate of subsequent sale in the form reasonably satisfactory to the Company so that the Registrable Shares may be properly transferred. The Company’s transfer agent will issue and make appropriate delivery of one or more stock certificates in the name of the buyer so as to permit timely compliance by the Holder with applicable settlement requirements.

11.	Reports under the Exchange Act

With a view to making available to the Holder the benefits of Rule 144, the Company agrees that until the date on which no Registrable Shares are outstanding, the Company shall: (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (c) furnish to the Holder, promptly upon request, (i) a written statement by the Company as to the status of its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such Registrable Shares pursuant to Rule 144 without registration.

12.	Reservation of Shares

The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued share capital a sufficient number of shares to provide for the issuance of Warrant ADS’s upon the exercise of this Warrant and the Ordinary Shares issuable upon conversion of the Warrant ADS’s (the “Conversion Shares”). The Company further covenants that all Warrant ADS’s and Conversion Shares will be duly authorized, validly issued, fully paid and non-assessable, and will be free from all taxes, liens, and charges in respect of the issue thereof. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers to register the Holder as the owner of Warrant ADS’s and Conversion Shares, and to execute and issue the necessary certificates for Warrant ADS’s and Conversion Shares, upon the exercise of this Warrant and the conversion of the Warrant ADS’s, respectively.

13.	Amendments and Waivers

Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holder. No waivers of, or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

14.	Adjustments

The Exercise Price and the number and class of Warrant ADS’s purchasable hereunder are subject to adjustment from time to time as follows:

14.1.
Adjustment upon Subdivision or Combination of Ordinary Shares or ADSs.  If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding Ordinary Shares or ADSs into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant ADSs will be proportionately increased.  If the Company at any time on or after the Issuance Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding Ordinary Shares or ADSs into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant ADSs will be proportionately decreased.  Any adjustment under this Section 14 shall become effective at the close of business on the date the subdivision or combination becomes effective.

14.2.	Anti-Dilution Adjustment.

If, while this Warrant, or any portion hereof, remains outstanding and unexpired, and to the extent that the Company no longer is a public company with publicly traded securities,  if in such event the Company issues or sells any class or series of securities or any instrument convertible into securities of the Company at a price per share such that the class of Warrant ADS’s into which this Warrant is exercisable are entitled to an anti-dilution adjustment, or if the conversion price of the class of Warrant ADS’s into which this Warrant is exercisable is otherwise being reduced, then the anti-dilution mechanism applicable to the class of the Warrant ADS’s (if any) shall be applicable with respect to the Warrant ADS’s issuable hereunder as if this Warrant had been exercised prior to the issuance of such new securities.

14.3.
Other Events.  If any event occurs of the type contemplated by the provisions of this Section 14 but not expressly provided for by such provisions, then the Company’s Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of Warrant ADSs so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 14 shall increase the Exercise Price or decrease the number of Warrant ADSs as otherwise determined pursuant to this Section 14.

14.4.	Certificate as to Adjustments

Upon the occurrence of each adjustment or readjustment pursuant to this Section14, the Company shall, upon the written request of the Holder of this Warrant, furnish or cause to be furnished to such Holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of ADS’s and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

14.5.	No Impairment

The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 14 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

15.	Governing Law

This Warrant shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the principles thereof relating to conflict of laws. The competent courts of the city of Tel Aviv-Jaffa shall have exclusive jurisdiction to hear all disputes arising in connection with this Warrant and no other courts shall have any jurisdiction whatsoever in respect of such disputes.

16.	Successors and Assigns; Transfer

16.1.
Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Holder may freely assign, distribute or otherwise transfer this Warrant together with any rights attached hereto (including, inter alia, the registration rights pursuant to Section 10), with respect to all or any portion of the Warrant ADS’s hereunder to any third party, provided that the Holder provides a notice thereof to the Company and provided, however, that any such assignee shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant.

16.2.
This Warrant and the Warrant ADS’s issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Warrant ADS’s, if any) may not be transferred or assigned in whole or in part except in compliance with applicable US federal and state, Israeli or other non-U.S. securities laws by the transferor and the transferee.

17.	Representations and Warranties of the Company

The Company represents and warrants to the Holder as follows as of the date hereof:

17.1.	This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

17.2.
The Warrant ADS’s are duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and not subject to any preemptive or participation rights.

17.3.
The execution and delivery of this Warrant are not, and the issuance of the Warrant ADS’s upon exercise of this Warrant in accordance with the terms hereof are not inconsistent with the Company’s Articles of Association (the “Articles”) and do not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, do not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, except for any approval required under applicable securities laws (including approval from the Tel Aviv Stock Exchange). So long as this Warrant is outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Ordinary Shares, solely for the purpose of effecting the exercise of this Warrant, 100% of the number of Ordinary Shares to be issued upon exercise of this Warrant then outstanding.

17.4.
All necessary consents of any third parties with respect to the issuance of this Warrant and the Warrant ADS’s upon exercise thereof have been obtained, and the Company has no outstanding issuance obligations or other similar rights with respect to the issuance of this Warrant and the Warrant ADS’s upon exercise thereof, or any such rights have been exercised, waived or cancelled.

18.	Representations and Warranties of the Holder

18.1.
The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks contained in this Warrant and the Warrant ADS’s purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

18.2.	The Holder is able to bear the economic risk of the purchase of the Warrant ADS’s pursuant to the terms of this Warrant.

Upon issuance of the Warrant ADS’s, the Holder shall be subject to all rights and obligations as set forth in the Company Articles of Association, as may be amended from time to time.

19.	Certain Information

The Company agrees to provide the Holder at any time and from time to time with such information as the Holder may reasonably request for purposes of the Holder’s compliance with regulatory, accounting and reporting requirements applicable to the Holder, subject to applicable confidentiality and regulatory obligations of the Company including pursuant to Section 15.6 of the Loan Agreement which shall bind the Holder for as long as this Warrant is in effect. In addition, for as long as this Warrant remains outstanding, the Company shall, at the Holder’s request, provide the Holder with (i) the Company’s annual audited financial statements within one hundred and fifty (150) days of year-end, certified by an independent certified public accountant acceptable to the Holder, and (ii) any other financial statements, if any, in the form presented to the board of directors of the Company.

20.	Expenses

The Company shall pay to the Holder, on the Holder’s demand, all reasonable expenses incurred by the Holder in connection with any amendment, supplement to, or waiver and/or consent in connection with, this Warrant, or any proposal for such an amendment to be made, all to the extent initiated or requested by the Company.

21.	Survival

The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Warrant.

22.	Notices

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person, by facsimile or email (upon confirmation of successful transmission) or by courier service or four days after deposit by registered or certified mail, postage prepaid, addressed as follows:

If to the Company:
BioLine Rx Ltd.
2 HaMa'ayan Street,
Modi'in 7177871, Israel
Fax: +972-8-6429101
Attn: Mali Zeevi, Chief Financial Officer
E-mail:  maliz@biolinerx.com

With a copy (which shall not constitute notice) to:
Yigal Arnon & Co., Law Firm
Fax: 03-6087734
Attn: Simon Weintraub, Adv.
E-mail: simonw@arnon.co.il

If to the Holder:
Kreos Capital V (Expert Fund) L.P.
47 Esplanade, St Helier, Jersey
Fax: +44 1534 889 884
Attn: Raoul Stein
E-mail: raoul@kreoscapital.com

With a copy (which shall not constitute notice) to:
Kadouch & Co., Law Offices,
11 Ha’Sadnaot Street, P.O.B 12695, 4673300 Herzliya, Israel
 Fax: +972-9-9525450
Attn: Emmanuel Kadouch, Adv.
E-mail: emmanuel@kadouchlaw.com

Furthermore, if (i) the Company shall declare a dividend (or any other distribution in whatever form) on the Ordinary Shares or ADSs, (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Ordinary Shares or ADSs, (iii) the Company shall authorize the granting to all holders of the Ordinary Shares or ADSs purchase rights, (iv) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Ordinary Shares or ADSs, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Ordinary Shares or ADSs are converted into other securities, cash or property, or (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Ordinary Shares or ADSs of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Ordinary Shares or ADSs of record shall be entitled to exchange their Ordinary Shares or ADSs for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Report on Form 6-K or other eligible form. For the avoidance of doubt, the Holder shall remain entitled to exercise this Warrant following any such notice.

23.	Delays or Omissions

Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Warrant, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Warrant, or any waiver on the part of any Holder of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

24.	Severability

In the event that any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Warrant shall continue in full force and effect without said provision, and such provision shall be given effect to the extent legally possible.

25.	Titles and Subtitles

The titles and subtitles used in this Warrant are used for convenience only and are not considered in construing or interpreting this Warrant.

26.
Warrant Agent.  The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation or other entity into which the Company or any new warrant agent may be merged or any corporation or other entity resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation or other entity to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholder services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the books and records of the Company.

27.
Restrictions.  Without derogating from the registration rights pursuant to Section 10, the Holder acknowledges that the Warrant ADSs acquired upon the exercise of this Warrant, if not registered, and if not acquired by cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

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IN WITNESS HEREOF, the parties have executed this Warrant, on the day and year first above written.

BIOLINE RX LTD. By: /s/ Philip Serlin Name: Philip Serlin Title: Chief Executive Officer	KREOS CAPITAL V (EXPERT FUND) L.P. By: /s/ Raoul Stein Name: Raoul Stein Title: General Partner

NOTICE OF EXERCISE

To: BIOLINE RX LTD.

NOTICE OF EXERCISE

1.
The undersigned hereby irrevocably elects to purchase __________ ADS’sof BIOLINE RX LTD. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.	Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

___________________________________
(Name)
___________________________________
___________________________________
___________________________________
(Address)

___________________________________
(Signature)
___________________________________
(Date)

CASHLESS EXERCISE FORM

To: BIOLINE RX LTD.

NOTICE OF CASHLESS EXERCISE

1.
The undersigned hereby elects to exercise its Cashless Exercise rights, pursuant to Section 6.1(c) of the attached Warrant, with respect to ___________________ ADS’s of BIOLINE RX LTD., pursuant to the terms of the Warrant.

2.
Please issue a certificate or certificates representing the number of shares issuable after deducting the shares withheld in lieu of payment of the exercise price, in the name of the undersigned or in such other name as is specified below:

___________________________________
(Name)
___________________________________
___________________________________
___________________________________
(Address)

___________________________________
(Signature)
___________________________________
(Date)